EXHIBIT 10.96

                            DISCHARGE OF MORTGAGE

      A certain Open-Ended Mortgage, Security Agreement and Assignment of Leases and Rents dated October 29, 1999, between IGI, INC. and FLEET CAPITAL CORPORATION for the purposes of securing IGI's obligations more particularly described therein (the "Mortgage"). The Mortgage was recorded or registered in the office of the county recording officer of Atlantic County, New Jersey, on November 4, 1999 in Mortgage Book 7182, page 294.

      Fleet Capital Corporation has agreed to discharge this Mortgage and release the Mortgaged property as security for the loan obligations for sufficient consideration, the receipt of which is acknowledged by Fleet Capital Corporation.

      The Mortgage may now be discharged and Fleet Capital Corporation hereby directs that the Mortgage be discharged of record.

      I sign and CERTIFY to this Discharge of Mortgage on May 29, 2002.

WITNESS/ATTEST:                        Fleet Capital Corporation,
                                       A Rhode Island Corporation

/s/ Judith W. Cariglia                 By:  /s/ Stephen M. Spencer
    -------------------------------         -------------------------------
Name:  Judith W. Cariglia              Name:  Stephen M. Spencer
Title: Assistant Secretary             Title: Senior Vice President

STATE OF CONNECTICUT   )
                       )  ss: Glastonbury            May 29, 2002
COUNTY OF HARTFORD     )

      On this the 29th day of May, 2002, before me, Lisa Giampaolo, the undersigned officer, personally appeared Stephen M. Spencer, who acknowledged himself to be the Senior Vice President of Fleet Capital Corporation, a Rhode Island corporation, and that he as such Senior Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation himself as such Senior Vice President and as his and its free act and deed.

      IN WITNESS WHEREOF, I hereunto set my hand.

                                       /s/ Lisa A. Giampaolo
                                       ------------------------------------
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Expires:

                                       LISA A. GIAMPAOLO
                                       NOTARY PUBLIC
                                       MY COMMISSION EXPIRES FEB. 28, 2005

Instr# 2055939    MICHAEL J. GARVIN
Recorded/Filed CB Atlantic County Clerk
06/20/2002  15:19  Bk 372 Pg 1 of 2 FLE


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STATE OF CONNECTICUT, COUNTY OF HARTFORD      ss: Glastonbury

      I CERTIFY that on May 29, 2002, Judith W. Cariglia personally came before me, and this person acknowledged under oath, to my satisfaction, that:
      (a) this person is the Asst. secretary of Fleet Capital Corporation, the corporation named in this document;
      (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Stephen M. Spencer, the Senior Vice President of the corporation;
      (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;
      (d) this person knows the proper seal of the corporation which was affixed to this document; and
      (e) this person signed this proof to attest to the truth of these facts.

                                       /s/ Judith W. Cariglia
                                       ------------------------------------
                                       Name:  Judith W. Cariglia
                                       Title: Assistant Secretary

Signed and sworn to before me on
May 29, 2002

/s/ Lisa A. Giampaolo
-----------------------------------
(Notary)

LISA A. GIAMPAOLO
NOTARY PUBLIC
MY COMMISSION EXPIRES FEB.28, 2005


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